UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (earliest event reported):	June 10, 2004

TAUBMAN CENTERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Michigan	1-11530	38-2033632
(State of Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

200 East Long Lake Road, Suite 300,
Bloomfield Hills, Michigan	48303-0200
(Address of Principal Executive Office)	(Zip Code)

Registrant's Telephone Number, Including Area Code:	(248) 258-6800

None

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        In connection with the "safe harbor" provisions of the Private Securities Litigation Act of 1995, Taubman Centers, Inc. (the "Company") is filing as Exhibit 99(a) a description of the material U.S. Federal income tax considerations relating to the Company's taxation as a real estate investment trust for federal income tax purposes and the ownership and disposition of the Company's securities. This description replaces and supersedes prior descriptions of the Federal income tax treatment of the Company and the ownership and disposition of the Company's securities contained in its existing filings with the Securities and Exchange Commission ("SEC"), including the prospectus filed with the SEC on September 19, 1997.

        This Form 8-K includes forward-looking statements. These forward-looking statements are identified by using words such as "anticipate," "believe," "intend," "may be," "will be," and similar words or phrases, or the negative thereof. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements include, among others, the factors discussed in the description of material U.S. federal income tax considerations included in this Form 8-K. For all forward-looking statements contained herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 7. Financial Statements and Exhibits.

(a) (b) (c)	Financial Statements of Business Acquired Not applicable. Pro Forma Financial Information Not applicable. Exhibits

Exhibit 99(a)	Federal Income Tax Considerations

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2004	TAUBMAN CENTERS, INC.

By: /s/ Lisa A. Payne

Lisa A. Payne
Executive Vice President and
Chief Financial and
Administrative Officer

EXHIBIT INDEX

Exhibit Number

99(a)	Federal Income Tax Considerations